Supplement to the currently effective Statement of Additional Information for Scudder Small Capitalization Equity Fund


Name Change

The fund's name has changed from "Scudder Small Capitalization Equity Fund" to "Scudder Dynamic Growth Fund."


The following information replaces the third paragraph of the "Investment Policies and Techniques - Small Cap Fund" section:

Under normal circumstances, at least 65% of the Fund's total assets will be invested in stocks whose market capitalizations are $8.5 billion or less. The Advisor currently believes that investment in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also involves certain special risks. Small and mid-size companies often have limited product lines, markets, or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies generally are subject to more abrupt or erratic market movements and may be less liquid than securities of larger, more established companies or the market averages in general.




October 15, 2001

                                                                     SCUDDER
                                                                   INVESTMENTS




Scudder Small Capitalization Equity Fund

Supplement Dated October 15, 2001 to the Prospectus Dated February 1, 2001, as revised June 25, 2001
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Name Change

The fund's name has changed from "Scudder Small Capitalization Equity Fund" to "Scudder Dynamic Growth Fund."

Main Investment Strategy

The following replaces the second paragraph in "The Fund's Main Investment Strategy" section:

Under normal circumstances, the fund invests at least 65% of total assets in stocks whose market capitalizations are $8.5 billion or less.

The following replaces the last paragraph in "The Fund's Main Investment Strategy" section:

The fund normally will sell a stock when the manager believes its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The fund also sells securities of companies that have grown in market capitalization above $8.5 billion, as necessary to keep focused on small and mid-size companies.

The Main Risks of Investing in the Fund

The following replaces the second paragraph in "The Main Risks of Investing in the Fund" section:

As with most stock funds, the most important factor with this fund is how stock markets perform -- in this case, the small and mid-size company portion of the U.S. stock market. When prices of these stocks fall, you should expect the value of your investment to fall as well. Small and mid-size company stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The following replaces the sidebar in "The Main Risks of Investing in the Fund" section:

This fund is designed for investors interested in the growth potential of smaller and mid-sized companies or diversifying a large-cap growth portfolio.

Performance History

The fund has changed its investment strategy to invest at least 65% of total assets in companies whose market capitalizations are $8.5 billion or less. Consequently, the fund's past performance may have been different if the current investment strategy had been in place. In light of this change, the fund's investment advisor believes it is more appropriate to measure the fund's performance against the Russell 2500 Growth Index and the Russell 2500 Index than against the Russell 2000 Index, the Russell 2000 Growth Index and the S&P 500 Index.

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Average Annual Total Returns (%) as of 12/31/2000
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                           1 Year              5 Years            10 Years
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Index 1                    -16.13               12.16               15.72
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Index 2                      4.28               13.96               17.42
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Index 3                    -22.43                7.14               12.80
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Index 4                     -3.02               10.31               15.53
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Index 5                     -9.10               18.33               17.46
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Index 1: Russell 2500 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2500 Index.

Index 2: Russell 2500 Index, an unmanaged capitalization-weighted measure of approximately 2,500 small-cap U.S. stocks.

Index 3: Russell 2000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 2000 Index.

Index 4: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2,000 small-cap U.S. stocks.

Index 5: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.




October 15, 2001